pro August 2025 Larimar Therapeutics Corporate Deck Exhibit 99.2

This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. ( “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to Larimar’s ability to develop and commercialize nomlabofusp (CTI-1601) and any other planned product candidates, Larimar’s planned research and development efforts, including the timing of its nomlabofusp clinical trials and non-clinical investigations and overall development plan expectations with respect to the FDA START pilot program, interactions with FDA, expectations regarding potential for accelerated approval or accelerated access and time to market and other matters regarding Larimar’s business strategies, ability to raise capital, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the success, cost and timing of Larimar’s product development activities, nonclinical studies and clinical trials, including nomlabofusp clinical milestones and continued interactions with the FDA; that preliminary clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of nomlabofusp may not be predictive of the results or success of later non-clinical or clinical trials, and assessments; delays in patient recruitment, including as a result of changes in clinical protocols and adverse events; that the FDA may not ultimately agree with Larimar’s nomlabofusp development strategy; the potential impact of public health crises on Larimar’s future clinical trials, manufacturing, regulatory, nonclinical study timelines and operations, and general economic conditions; Larimar’s ability and the ability of third-party manufacturers Larimar engages, to optimize and scale nomlabofusp’s manufacturing process; Larimar’s ability to obtain regulatory approvals for nomlabofusp and future product candidates; Larimar’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; Larimar’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by Larimar with the Securities and Exchange Commission (SEC), including but not limited to Larimar’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward-looking statements are based on a combination of facts and factors currently known by Larimar and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent Larimar’s management’s views only as of the date hereof. Larimar undertakes no obligation to update any forward-looking statements for any reason, except as required by law. Forward-Looking Statements

Clinical-Stage Novel Protein Replacement Therapy Platform Nomlabofusp is designed to directly address frataxin deficiency in patients with Friedreich’s ataxia (FA) by delivering a recombinant fusion protein to mitochondria. Granted Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), PRIME (EU) and ILAP (UK-MHRA) designations. Selected by FDA to participate in its START pilot program. Written FDA recommendations on key elements for Biologics License Application (BLA) seeking accelerated approval Safety database of at least 30 participants with continuous exposure for 6 months and a subset of at least 10 with 1-year; large majority of safety data should be from participants receiving the 50 mg dose. Open to use of skin FXN concentrations as a reasonably likely surrogate endpoint (RLSE), supported by published peer-reviewed nonclinical data Daily nomlabofusp 25 mg was generally well-tolerated and increased and maintained tissue FXN concentrations over time with early trends in improvements across multiple clinical outcomes with some participants having received daily dosing for up to 1 year. Continuing to enroll with active patients currently receiving 50 mg dose. Began introducing to new study participants lyophilized drug product formulation intended for commercialization. Included antihistamine premedication for patients who participated in a prior nomlabofusp study. Enrolling eligible adolescents from the PK run-in study, as well as patients with FA who have not participated in a prior nomlabofusp study. Open label data from 30-40 participants who received at least one dose of nomlabofusp, including subjects on 50 mg dose, expected Sept 2025. Adolescent PK run-in data from 14 participants (some on placebo) expected Sept 2025. BLA seeking accelerated approval on track to be submitted in the second quarter 2026 to include adults and children. First potential disease modifying therapy for FA Clear FDA expectations for accelerated approval path Positive initial data from long-term open label study Recent updates to open label study design Near-term catalysts $203.6 M in pro forma cash and investments as of June 30, 2025, with projected cash runway into Q4 2026. Pro forma cash and investments reflect our $138.5 M of cash and investments as of June 30, 2025, combined with the $65.1 M in net proceeds from our recently completed July 2025 public offering.

Clear FDA Expectations for Path to BLA Submission Seeking Accelerated Approval Planned in Q2 2026 Elements of BLA Submission FDA Recommendations Use of Skin FXN Concentrations as a Surrogate Endpoint Open to use of increases in skin FXN concentrations as a RLSE Acknowledged submitted data appears to support a relationship between increased skin FXN and relevant tissues such as the heart, dorsal root ganglion, and skeletal muscle Acceptability of increases in skin FXN for accelerated approval will be decided during future BLA review Safety Database At least 30 participants with continuous exposure for 6-months A subset of at least 10 participants with continuous exposure for 1-year A large majority of the exposure should be on the 50 mg dose Clinical Data Package and Global Phase 3 Study SAD and MAD Phase 1 studies established safety and tolerability Phase 2 dose exploration study data and PK/PD data from ongoing open label study supported 50 mg as the recommended dose Long-term data from ongoing open label study including increases in skin FXN concentrations and safety data Global Phase 3 study, intended as the confirmatory study, to evaluate clinical outcomes including upright stability and mFARS expected to be underway at the time of BLA submission Pharmacology and Toxicology Nonclinical data supporting the use of FXN as a novel surrogate endpoint Complete toxicology package including juvenile toxicology study Clinical data includes trends towards normalization of patient lipid profiles and gene expression Chemistry Manufacturing and Controls Data supporting the lyophilized drug product with stability at room temperature Data on batches manufactured at a commercial scale Analytical methods and proposed specifications FXN: Frataxin; BLA: Biologics License Application; FDA: Food and Drug Administration; RLSE: reasonably likely surrogate endpoint; SAD: Single ascending-dose ; MAD: Multiple ascending dose

Friedreich’s Ataxia (FA): A rare and progressive disease 5 * E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. Most patients with FA only produce ~20-40% of normal frataxin (FXN) levels depending on the tissue, sampling technique, and assay considered* Initial symptoms include unsteady posture and frequent falling, and patients are eventually confined to a wheelchair Life expectancy of 30-50 years with an early death usually caused by heart disease ~5,000 patients in the U.S., with most remaining patients in Europe ~70% of patients present before age 14 The only treatment currently approved for FA does not address frataxin deficiency Genetic defect on both alleles lowers frataxin levels Affects ~20,000 patients globally Progressive disease Unmet Medical Need Larimar is developing nomlabofusp, the first potential disease modifying therapy designed to systemically address the underlying FXN deficiency in FA

Nomlabofusp is Designed to Deliver Additional Frataxin Nomlabofusp (CTI-1601) maintains the cleavage site between the MTS and mature human frataxin (FXN) The presence of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria STRUCTURE OF ENDOGENOUS FXN STRUCTURE OF NOMLABOFUSP Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mitochondrial Targeting Sequence (MTS) Mature Human FXN Cleavage by mitochondrial processing peptidase (MPP) at this site produces mature human FXN in mitochondria Mature Human FXN Cell Penetrating Peptide (CPP) Mitochondrial Targeting Sequence (MTS)

FXN Levels Clearly Predict Disease Progression in FA Lower FXN levels are associated with earlier onset of disease, faster rate of disease progression, and shorter time to loss of ambulation Adapted from H.L.Plasterer et al. PLoS ONE 2013 8(5):e63958 Age of Onset (Years) Median Time to Loss of Ambulation (Years) < 15 11.5 15 to 24 18.3 > 24 23.5 Median Age of Onset and Rate of Disease Progression in Relation to FXN Levels *FXN levels measured in peripheral blood mononuclear cells (PBMCs). FXN levels as measured by % of normal demonstrated to be equivalent in PBMCs, buccal cells, and whole blood. **FARS: Friedreich’s ataxia rating score, measures disease progression with a higher score indicating a greater level of disability. FXN Level* (% of Normal Level) Age of Onset (Years) FARS** (Change/Year) 11.2 7 2.9 22.0 11 2.1 31.0 16 2.0 48.7 19 1.6 Adapted from C. Rummey et al. EClinicalMedicine. 2020 18:100213 Median Age of Onset Predicts Time to Loss of Ambulation

Completed Ph 2 Dose Exploration Study (25 & 50 mg Cohorts) Goal: Further characterize PK/PD and assess safety to inform long-term dose and dose regimen 28-day Treatment Period - nomlabofusp (CTI-1601) or placebo 16 17 18 19 15 20 21 22 23 24 25 26 27 28 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Subcutaneous administration of nomlabofusp (CTI-1601) or placebo = No Administration Study Details Population Ambulatory and non-ambulatory Friedreich’s ataxia patients ≥18 years of age Nomlabofusp (CTI-1601) treatment naïve or participated (if eligible) in a previous Larimar study Dose Cohort 1: 25 mg Cohort 2: 50 mg Key Endpoints Frataxin levels in peripheral tissue, PK, safety and tolerability; other exploratory endpoints include lipids and gene expression levels Number of Patients Cohort 1: Enrolled 13 participants (9 on nomlabofusp; 4 on placebo) Cohort 2: Enrolled 15 participants (10 on nomlabofusp; 5 on placebo) Key Results Generally well tolerated; most common adverse events were mild and moderate injection site reactions Dose dependent increases of frataxin levels in tissues tested (skin and buccal cells) Baseline FXN levels in skin cells in the 50 mg cohort were < 17% of the average of healthy volunteers. After daily dosing for 14 days, FXN levels increased to 33% to 59% of the average of the healthy volunteers

Dose-Dependent Increase in FXN Levels in Skin Cells Participants dosed daily for 14 days, then every other day until day 28 FXN Levels* in Skin Cells Change from Baseline** FXN Levels* in Skin Cells Change from Baseline at Day 14 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN levels in patients were 3.5 pg/µg for the placebo, 3.7 pg/µg for the 25 mg cohort and 2.1 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Skin Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (16.34 pg/µg) from the noninterventional healthy volunteer study (N=60). 25 mg of Nomlabofusp 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached > 50% of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers % of healthy volunteer FXN level % of healthy volunteer FXN level

Increase Towards Normal Gene Expression in Adults with FA* Observed After Nomlabofusp Treatment Select Baseline Gene Expression Patients with FA* vs. Healthy Volunteers (HV)** Post-treatment Changes in Gene Expression From Baseline Data presented at the International Congress for Ataxia Research, November 2024 *Samples from Phase 2 dose exploration study evaluating nomlabofusp 25 mg (Cohort 1) and 50 mg (Cohort 2) or placebo via subcutaneous injection daily for 14 days followed by alternate day administration for 14 days. Buccal samples were collected before, during, and after treatment for gene expression profiling **Data from Larimar’s non-interventional healthy volunteer study No different than HV

Interest from FDA in Exploring the Correlation Between Lipids and FXN Concentrations *Samples from Phase 2 dose exploration study evaluating nomlabofusp 25 mg (Cohort 1) and 50 mg (Cohort 2) or placebo via subcutaneous injection daily for 14 days followed by alternate day administration for 14 days. Plasma samples were collected before, during, and after treatment for lipid profiling. Healthy volunteer (HV) data is from Larimar’s non-interventional HV study Select Baseline Triglyceride (TG) Profiles Post-Treatment TG Profiles (D28) Data presented at the International Congress for Ataxia Research, November 2024 Decreases in elevated lipids in adults with FA* observed after nomlabofusp treatment

Nomlabofusp Long-term Open Label Study

Open Label Study*: 25 mg Dose Completed, 50 mg Dose Ongoing Initial data from 50 mg dose expected September 2025 Initially, participation in a prior Phase 1 or Phase 2 trial required Currently screening and enrolling adolescents (12-17 yrs) from the PK run-in study patients who did not participate in prior nomlabofusp clinical studies Plan to enroll children (2 to 11 yrs) directly in study Key Study Objectives Safety and tolerability Long-term PK Tissue FXN concentrations Clinical efficacy measures compared to FACOMS** database using propensity matching at the time of BLA *Due to inclusion of participants who have not participated in prior nomlabofusp clinical studies, this study is now referred to as Open Label Study (previously called the Open Label Extension study) **FACOMS: Friedreich’s Ataxia Clinical Outcome Measures Study. Daily subcutaneous injections self-administered or by a caregiver 25 mg nomlabofusp 50 mg nomlabofusp Patients switched from 25 mg to 50 mg dose from Nov 2024 to Q1 2025 Patient Population

Increased FXN Levels in Skin Cells Sustained Over Time Skin Cells - Absolute FXN Levels Participants in the open label study dosed daily with 25 mg nomlabofusp for up to 90 days Skin Cells - FXN Levels Change from Baseline FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at all measurement points are included in the figures. 50% of normal healthy volunteer (NHV) FXN level is 8.17pg/µg from the noninterventional healthy volunteer study (N=60).

Increased FXN Levels in Buccal Cells Sustained Over Time Open label participants dosed daily with 25 mg nomlabofusp for up to 90 days reached steady state by 30 days Buccal Cells - Absolute FXN Levels Buccal Cells - FXN Levels Change from Baseline FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at all measurement points are included in the figures. 50% of normal healthy volunteer (NHV) FXN level is 4.12 pg/µg from the noninterventional healthy volunteer study (N=60).

Nomlabofusp 25 mg Daily Increased Skin FXN Levels in Open Label Study 72% at Day 90 (43.86 % min, 160.61 % max) 16% at baseline (9.33% min, 24.48% max) Mean % of healthy volunteers FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at all measurement points are included. 50% of normal healthy volunteer (NHV) FXN level is 8.17pg/µg from the noninterventional healthy volunteer study (N=60). Mean % of healthy volunteers is the mean of all the participants FXN levels relative to the mean FXN levels in skin cells (16.34 pg/µg) and in buccal cells (8.24 pg/µg) from the noninterventional healthy volunteer study (N=60). Skin FXN levels as a % of healthy volunteers are higher at Day 90 vs. baseline in subjects Absolute FXN Levels Time dependent increase in skin FXN levels

Observed Trends Towards Improvement in Clinical Outcomes at Day 90 in Open Label Study After Daily 25 mg Nomlabofusp Visit Statistic mFARS 93-Point Scale FARS-ADL 36-Point Scale Modified Fatigue Impact Scale 84-Point Scale 9 Hole Peg Test Dominant Hand Time (Seconds) N = 8 N = 8 N = 8 N = 8 Baseline Mean (SD) 55.81 (13.296) 18.13 (6.064) 27.1 (14.23) 130.91 (99.366) Median (IQR) 53.5 (47.5, 68.3) 17.0 (12.8, 23.8) 29.5 (18, 38) 89.5 (48.7, 227.8) (Min, Max) (35.0, 73.0) (11.0, 27.0) (2, 45) (38.0, 277.3) Day 90 Mean (SD) 55.13 (14.829) 15.88 (6.249) 18.5 (15.68) 113.11 (95.586) Median (IQR) 53.3 (43.8, 66.0) 14.8 (11.0, 21.3) 17.0 (5, 32) 67.15 (48.4, 176.7) (Min, Max) (35.3, 79.5) (8.0, 25.0) (0, 42) (33.50, 287.00) Change from Baseline at Day 90 Mean (SD) -0.69 (3.983) -2.25 (3.082) -8.6 (12.24) -17.79 (27.450) Median (IQR) -1.17 (-3.8, 1.2) -2.25 (-3.8, 0.3) -3.5 (-19, -3) -9.00 (-32.0, 1.7) (Min, Max) (-5.0, 7.0) (-8.0, 1.5) (-28, 9) (-73.5, 9.8) Timed 25-Foot Walk is not presented due to participants’ ambulatory status

Nomlabofusp is Generally Well-Tolerated with Long-Term Treatment First potential disease modifying therapy to treat FA, a rare and progressive neurodegenerative disease Anaphylaxis has been deemed an adverse drug reaction likely related to nomlabofusp by the Larimar Safety Team Participants with prior exposure who have been off treatment for some time seem to be more likely to develop an allergic reaction Premedication with antihistamines starting 5 days prior to the first dose and continuing for the first month in this population Safety Data Nomlabofusp has been generally well tolerated Includes some participants on treatment for up to 15 months Most common adverse events are local injection site reactions, with most being mild to moderate, brief in duration, and self-limited. These injection site reactions occur in the majority of the patients. No participant has withdrawn from the study due to injection site reactions

Recent Updates to the Open Label* Study Design Commercial Formulation Antihistamine Premedication Adolescent and Children Expansion Program Expansion Premedication with antihistamines starting 5 days prior to the first dose and continuing for the first month in participants with prior exposure who have been off treatment for some time Introduction of lyophilized drug product formulation (stable at room temperature) intended for commercialization Inclusion of adolescents (12-17 yrs of age) from the PK run-in study is ongoing. Plan to enroll children (2-11 yrs of age) directly into study Inclusion of participants who have not participated in prior nomlabofusp clinical trials *Due to inclusion of participants who have not participated in prior nomlabofusp clinical studies, this study is now referred to as Open Label Study (previously called the Open Label Extension study)

Potential Path to Bring Nomlabofusp to Patients Worldwide Received feedback from FDA and EMA on study protocol Sites in the U.S., Europe, U.K., Canada, and Australia currently being qualified and initiated. Patient recruitment expected later this year Study Design* Double-blind placebo-controlled study Ambulatory patients (n = 100 – 150) weighted to younger patients Includes patients 2 - 40 yrs 18 months dosing Upright stability and mFARS as primary outcome measures Global Phase 3 Study BLA submission to seek accelerated approval planned for Q2 2026 U.S. launch planned for early 2027 Next Steps Continuing to enroll participants on 50 mg dose Introduced lyophilized dosage form in Q2 2025 Enrolling patients who have not participated in a prior nomlabofusp trial Planning to enroll children (2 - 11 yrs of age) directly into the study Open Label Study Data expected Sept 2025 30-40 participants who received at least one dose of nomlabofusp Dosing of adolescents (12-17 yrs of age) with weight-based dose expected to match PK of adult 50 mg dose completed Participants eligible to transition into open label study Ongoing screening and enrollment of patients into the open label study Adolescent PK Run-In Study Adolescent data expected Sept 2025 14 participants, some on placebo *Study will initiate with subjects 12-40 yrs of age and will change to 2-40 yrs when dose is confirmed in children 2-11 yrs of age

Nomlabofusp Advancing Towards BLA Submission for FA First potential disease modifying therapy Designed to systemically address FXN deficiency in FA FDA clarity on key BLA elements Skin FXN concentrations as a surrogate endpoint Safety database of at least 30 for 6-mos, and a subset of at least 10 for 1-year; large majority of exposure should be on the 50 mg dose Long-term data from the Open Label Study & PK and safety data from adolescent PK-run in study Expected in September 2025 BLA submission seeking accelerated approval expected Q2 2026 To include data from adults & children U.S. launch planned for early 2027 $203.6 M in pro forma cash and investments as of June 30, 2025, with projected cash runway into Q4 2026. Pro forma cash and investments reflects our $138.5 M of cash and investments as of June 30, 2025 combined with the $65.1 M in net proceeds from our recently completed July 2025 public offering.

Appendix Larimar Therapeutics

2015 2020 2030 2035 2040 2045 2050 2055 2010 2025 Nomlabofusp Composition of Matter and Methods of Treatment US 11,459,363 and US 12,180,253 (Exclusive license from Indiana University) US continuation and foreign applications pending Expiration July 2040 Composition of Matter Larimar Technology is Supported by a Strong IP Portfolio Granted nomlabofusp (CTI-1601) composition of matter patent extends into 2040 Additional nomlabofusp IP protection US and foreign pending applications and patents cover key biomarkers, analytical tools and methods of treatment for additional disease indications for nomlabofusp Nomlabofusp should be eligible for 12 years of market exclusivity upon approval in the US (independent of patents) and at least 10 years of market exclusivity upon approval in EU (independent of patents) Pending Granted Platform Formulation and Methods of Quantifying Nomlabofusp Platform Technology: Molecules for Protein Delivery US 11,891,420, US 12,091,437 and US 12,351,611 US continuations and foreign applications pending Pharmaceutical Compositions Comprising Nomlabofusp US 2022-0193190 US application allowed; foreign applications pending Methods of Quantifying Nomlabofusp US 2022-0276258 US and foreign applications pending Est. Expiration December 2041 Est. Expiration July 2040 Expiration: August 2041 for ‘420 patent (with PTA) March 2041 for “437 and ‘611 patents

Nomlabofusp is a Competitively Differentiated Treatment Approach* *Competitive landscape focuses on clinical-stage, industry-sponsored programs from public companies Acquisition supports the robust market potential for FA treatments Nomlabofusp is a potential first-and-only protein replacement therapy designed to address the underlying cause of FA $7.3B Approach Product Company Mechanism of Action Clinical Status Protein replacement Nomlabofusp (CTI-1601) Larimar Frataxin Protein Replacement Phase II Mitochondrial Oxidative Stress Modifier Omaveloxolone (SKYCLARYS™) Biogen Nrf2 Activator Approved (US and EU) Vatiquinone PTC Therapeutics 15-Lipoxygenase Inhibitor Phase III Gene Expression Regulator DT-216P2 (new formulation) Design Therapeutics GeneTAC Pre-clinical Gene Therapy LX2006 Lexeo Therapeutics Frataxin Gene Replacement Phase I/II

Mitochondrial Localization and Preclinical Data

Nomlabofusp Transduction of Cells In Vitro Leads to hFXN Located in Mitochondria FXN DAPI TOMM20 DAPI FXN TOMM20 DAPI FXN co-localizes with TOMM20 FXN staining TOMM20 (mitochondria) staining Rat cardiomyocytes (H9C2) were transduced with nomlabofusp Cells were fixed and analyzed by immunofluorescence microscopy to detect the presence of human frataxin (hFXN) and TOMM20 ( a mitochondrial outer membrane protein) Nuclei were stained with DAPI

Nomlabofusp Extends Survival in FXN-deficient KO Mice Median survival of MCK-Cre FXN-KO mice 166 days (nomlabofusp) vs. 98 days (Vehicle) Nomlabofusp administered 10 mg/kg SC every other day Survival beyond vehicle mean (107.5 days) 87.5% (nomlabofusp) vs. 33% (Vehicle) Demonstrates that nomlabofusp is capable of delivering sufficient amounts of FXN to mitochondria Days Percent Survival Nomlabofusp (CTI-1601) rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA P=0.0001 Initial proof-of-concept for FXN replacement therapy in cardiac mouse model of FA

Nomlabofusp Prevents Development of Ataxic Gait in Neurologic KO Mouse Model hFXN replacement with nomlabofusp prevents development of ataxic gait Nomlabofusp-treated mice survive longer than untreated mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Pvalb-Cre FXN-KO Mouse Model Single dose level: 10 mg/kg nomlabofusp or vehicle given intraperitoneally three times per week

Nomlabofusp Delivers hFXN to Mitochondria and Restores SDH Activity in KO Mice Mitochondria hFXN concentration increases dose-dependently Given subcutaneously, nomlabofusp functionally replaces hFXN in mitochondria of KO mice MPK = mg/kg MPK = mg/kg Mitochondrial FXN (Heart) SDH Activity (Muscle) Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of nomlabofusp; activity plateaus at 30 mg/kg and is equivalent to activity in wild type Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at varying SQ doses of nomlabofusp every other day for two weeks at Jackson Laboratories (Bar Harbor, ME). After dosing, animals were sacrificed, and heart and skeletal muscle were evaluated for hFXN concentration in mitochondrial extracts and SDH activity was assessed.

Nomlabofusp Prevents Left Ventricle Dilation in KO Mice Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with nomlabofusp (10 mg/kg every other day) Diameter (mm) Age in Weeks Age in Weeks Volume (μL) KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole) Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose. Nomlabofusp-treated mice have similar LV volume as wild type; echocardiogram shows significant differences between vehicle and nomlabofusp treated (10 mg/kg every other day) KO mice

Nomlabofusp Preserves Left Ventricle Function in KO Mice Percent Change Age in Weeks Left Ventricle Ejection Function Left Ventricle Fractional Shortening Percent Change Age in Weeks KO: CTI-1601 Wild-type: Vehicle KO: Vehicle Study Design – Cardiac and skeletal muscle FXN knockout mice (MCK-CRE) were treated at 10 mg/kg every other day at Jackson Laboratories (Bar Harbor, ME). Echocardiograms were performed pre-dose and post dose. Left ventricular (LV) function drops significantly in vehicle treated mice by Week 8 Nomlabofusp-treated (10 mg/kg every other day) mice have similar LV function as wildtype; echocardiogram shows significant differences between vehicle and nomlabofusp treated KO mice

Phase 1 Clinical Data

CTI-1601: Phase 1 Clinical Program in Patients with FA Phase 1 Development Plan Two double-blind, placebo-controlled dosing trials in patients with FA Patient dosing began December 2019 Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Treatment Duration: 1 day 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels; multiple exploratory Status: Complete Single Ascending Dose (SAD) Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days 1º Endpoint: Safety and tolerability 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete Multiple Ascending Dose (MAD) Eligible patients from SAD trial could enroll in MAD trial Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials

Completed Phase 1 Multiple Ascending Dose Study Treatment Schedules for Each Cohort- nomlabofusp (CTI-1601) or placebo 13-day Treatment Period Cohort 2 (50 mg; n = 9) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 1 (25 mg; n = 8) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration 13-day Treatment Period Cohort 3 (100 mg n = 10) 2 3 4 5 1 6 7 8 9 10 11 12 13 14 = Administration of nomlabofusp or placebo = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Buccal Cells Baseline, Day 4, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 4, Day 13 Cohort 2 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13 Cohort 3 Sampling Days Buccal Cells Baseline, Day 7, Day 13 Skin Baseline, Day 13 Platelets Baseline, Day 7, Day 13

Dose Dependent Increases in FXN Levels Observed in Skin and Buccal Cells in Phase 1 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample; Data represent median and 25th and 75th percentiles; FXN levels from Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; FXN* Change from Baseline By Dose Group (Skin Cells) FXN* Change from Baseline By Dose Group (Buccal Cells) Placebo: Participants randomized to placebo in each cohort 25 mg: Dosed daily for 4 days, every third day thereafter 50 mg: Dosed daily for 7 days, every other day thereafter 100 mg: Dosed daily for 13 days

MAD Trial Patient Demographics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Sex Male n (%) 5 (71.4) 3 (50.0) 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) Mean 25.7 39.7 34.7 28.0 33.9 31.7 SD 6.37 16.59 9.03 8.96 12.13 11.40 Median 23 37 36 24 34 28 Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race White n (%) 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) American Indian n (%) 1 (14.3) 0 0 0 0 1 (3.7) Ethnicity Hispanic/Latino n (%) 2 (28.6) 0 0 0 0 2 (7.4) Not Hispanic/Latino n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) SD: Standard deviation

MAD Trial Patient Disease Characteristics Parameter Statistic All placebo (n=7) 25 mg CTI-1601 (n=6) 50 mg CTI-1601 (n=7) 100 mg CTI-1601 (n=7) All CTI-1601 (n=20) Overall (n=27) Age at Symptom Onset Mean 14.1 24.0 19.3 11.9 18.1 17.1 SD 5.34 14.48 6.21 6.72 10.37 9.39 Median 15.0 18.0 19.0 10.0 18.0 16.0 Min, Max 8,23 12,44 8,28 5,22 5,44 5,44 Age at Diagnosis Mean 18.3 31.5 26.4 15.9 24.3 22.7 SD 7.87 19.88 4.28 8.21 13.24 12.23 Median 20.0 25.5 28.0 13.0 27.0 21.0 Min, Max 9,32 14,64 17,30 5,27 5,64 5,64 Assistive Device Walker n (%) 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) Other n (%) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) None n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) SD: Standard deviation

Summary of MAD Trial PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration Dose-proportional increases in exposure observed with increasing doses of CTI-1601 Mean half life of CTI-1601 in plasma was approximately 11 hours CTI-1601 appeared to be at or close to steady state exposure after 13 days of dosing 100 mg once daily PK analyses support evaluating once-daily and every-other-day dosing regimens for CTI-1601

Additional Phase 2 Dose Exploration Data

Nomlabofusp: Predictable Long-Term Pharmacokinetics Rapid absorption after subcutaneous administration 1 2 Nomlabofusp reached steady state in plasma by Day 30 with no further accumulation 3 Pharmacokinetic profile consistent with Phase 1 and Phase 2 studies

Absolute Increases in Skin FXN Levels Day 14 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 14 5.53 6.40 Change from Baseline 2.81 3.02 50 mg Baseline 2.12 2.08 Day 14 7.40 7.32 Change from Baseline 5.57 5.24 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Skin FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 3.70 3.38 Day 28 4.39 4.80 Change from Baseline 2.28 1.41 50 mg Baseline 2.12 2.08 Day 28 5.23 5.24 Change from Baseline 3.14 3.17

Absolute Increases in Buccal FXN Levels Day 14 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.78 1.80 Day 14 2.24 2.22 Change from Baseline 0.56 0.42 50 mg Baseline 1.61 1.69 Day 14 2.44 2.38 Change from Baseline 0.72 0.69 Dose response in tissue FXN concentrations and increases from baseline after dosing Only participants with quantifiable levels at baseline and day 14 and day 28 are included in the tables. Day 28 Buccal FXN Levels Dose Visit Absolute Values (pg/µg) Median Mean 25 mg Baseline 1.70 1.65 Day 28 1.73 1.76 Change from Baseline 0.03 0.11 50 mg Baseline 1.76 1.77 Day 28 2.15 2.15 Change from Baseline 0.48 0.38

Dose-Dependent Increase in FXN Levels in Buccal Cells Buccal Cells FXN Levels* Change from Baseline** FXN Levels* in Buccal Cells Change from Baseline at Day 14 Participants dosed daily for 14 days, then every other day until day 28 *FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations are normalized to total cellular protein content in each sample. Data represent median and 25th and 75th percentiles. Only participants with quantifiable levels at both baseline and Day 14 are included in the figures. **Median baseline FXN level in patients were 2.1 pg/µg for the placebo, 1.8 pg/µg for the 25 mg cohort and 1.6 pg/µg for the 50 mg cohort. Placebo 25 mg cohort 50 mg cohort Placebo 25 mg cohort 50 mg cohort Day 14 (QD, 1-14) Day 28 (QOD, 15-28)

Buccal Cell FXN Levels Achieve Higher % of Healthy Volunteers* Following 14 days of Daily Nomlabofusp Only participants with quantifiable levels at baseline and day 14 are included in the figures. *% of healthy volunteer FXN level is calculated by dividing each participant's FXN level by the average FXN level (8.24 pg/µg) from Larimar’s noninterventional healthy volunteer study (N=60). 50 mg of Nomlabofusp Baseline FXN levels as a % of average FXN level in healthy volunteers FXN levels increased from baseline and reached 25% to < 50% of average FXN level in healthy volunteers 25 mg of Nomlabofusp % of healthy volunteer FXN level % of healthy volunteer FXN level

Additional Phase 1 and 2 Data Presented at the International Congress for Ataxia Research, November 2024

Nomlabofusp Clinical Studies Included a Broad, Representative Population of Adults with FA N* Median Mean Min Max Age 61 28.0 31.9 19 69 Age of Onset 61 15.0 15.9 5 60 Age of Diagnosis 61 19.0 21.0 5 64 Shorter GAA (GAA1) 60 550.0 555.8 99 1000 Longer GAA (GAA2) 60 900.0 890.2 265 1300 Frataxin, % of Control** 57 24.4 23.9 8.7 61.9 mFARS Score 61 52.0 49.5 13.2 74.5 Upright Stability Score 61 32.0 26.9 7.0 35.0 Dominant hand 9-hole peg test 61 71.0 84.8 26.0 229.2 T25-FW Test Score 51 9.9 13.4 4.3 48.5 Left Ventricular Mass (g) 61 163.4 168.0 73.7 398.8 LVEF % 61 63.0 63.5 52 76 Ambulatory Status***           No 36         Yes 25         Age of onset between 5 - 60 years with a median age of onset of 15 yrs 81% of participants had FXN levels at baseline less than 30% of healthy controls and 37% of participants had less than 20% Over 50% of participants were non-ambulatory at baseline Broad population of adults with FA included in Phase 1 and 2 Studies Demographics and Baseline Disease Characteristics from Nomlabofusp Phase 1 and 2 Interventional Studies**** *18 subjects participated in more than 1 study **Quantifiable buccal cell FXN levels relative to the median of healthy controls ***Ambulatory status is based on the gait score (E7=5 vs. <5) of the upright stability subscore of the mFARS ****Data presented at the International Congress for Ataxia Research, November 2024

Pooled Data from Completed Phase 1 & 2 Studies Confirms Disease & FXN Relationships are Consistent with Literature Quartile FXN Concentration* (pg/mcg) Age at Symptom Onset** Age at Diagnosis** GAA1** GAA2** Q1 (N=14) < 1.31 10.5 14.5 616.5 899.5 Q2 (N=14) 1.31 - <1.95 13.5 23.0 486.0 866.0 Q3 (N=14) 1.95 - <2.30 16.0 19.0 555.0 871.5 Q4 (N=15) ≥ 2.30 19.0 27.0 400.0 933.0 *Quantifiable buccal cell frataxin levels **Median values Median buccal cell FXN concentration in healthy controls = 8.1 ng/mcg Disease Characteristics by Quartiles Based on Buccal Cell FXN Levels at Baseline Baseline Buccal and Skin Cell FXN Levels Buccal cell FXN levels correlated with age of onset and inversely correlated with the number of GAA repeats and rate of disease progression Buccal cell FXN levels correlated with skin cell FXN levels Data presented at the International Congress for Ataxia Research, November 2024

Modeling/Simulation Predicts* 50mg Daily Can Achieve Skin FXN Levels ≥50% of Healthy Controls in Most Patients Dashed red line – 50% the average skin FXN/protein ratio (8.17 pg/ug) in a non-interventional study in healthy controls (HC) Blue line – median of simulated values across trials Red lines – 10th and 90th percentiles Shaded regions – 95% confidence intervals of the corresponding percentiles (10th, 50th, and 90th). 50 mg nomlabofusp daily was predicted to lead to: A median increase of 5.64 (2.3 – 13.5) pg/µg in FXN levels from baseline Increase in skin FXN levels in 59% of simulated patients with FA to levels ≥50% of average skin FXN levels in HC *PK/PD model was developed with data collected from 3 completed studies in adults with FA. A population of virtual FA patients (n = 100, 100 trials) receiving subcutaneous daily doses of 25, 50, 75, or 100 mg nomlabofusp for 40 days was simulated Data presented at the International Congress for Ataxia Research, November 2024

Additional Open Label Study Information

Open Label Extension Buccal FXN levels (pg/μg) Skin FXN levels (pg/μg) n Median Mean n Median Mean Baseline 11 1.13 1.19 8 2.41 2.60 Day 30 11 2.08 3.62 8 5.34 7.45 Change from Baseline 11 0.58 2.43 8 2.42 4.85 Day 60 9 2.46 2.41 Change from Baseline 9 0.53 1.13 Day 90 6 1.89 2.48 5 7.65 11.73 Change from Baseline 6 1.01 1.32 5 4.89 9.28 Observed Increases in Tissue FXN Levels in Open Label Study Are Comparable to the Phase 2 Dose Exploration Study Absolute tissue FXN levels and increases from baseline after 25 mg nomlabofusp daily over time Skin samples not collected at Day 60 per study protocol Only participants with quantifiable levels at each measurement point are included in the tables Phase 2 Dose Exploration Buccal FXN levels (pg/μg) Skin FXN levels (pg/μg) n Median Mean n Median Mean Baseline 7 1.78 1.80 7 3.70 3.38 Day 14 7 2.24 2.22 7 5.53 6.4 Change from Baseline 7 0.56 0.42 7 2.81 3.02

Nomlabofusp: Predictable Pharmacokinetics Quick absorption after subcutaneous administration 1 2 3 Dose-proportional increases in exposure observed cc Pharmacokinetic profile consistent with Phase 1 studies

Non-Interventional Study Data

CLIN-1601-002: Top-line Non-interventional Study Results Non-interventional study measured FXN in homozygous healthy volunteers FXN concentrations were measured in skin and buccal cells from 60 homozygous healthy volunteers utilizing the same sampling technique and assay as clinical trials of nomlabofusp; FXN levels measured via detection of peptide derived from mature FXN; FXN concentrations normalized to total cellular protein content in each sample. 1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245. 2. Friedreich’s Ataxia Research Alliance Skin cells Buccal cells Median Frataxin Concentration (pg/µg) in Homozygous Healthy Volunteers (n = 60) Most patients with FA only produce ~20-40%1 of normal frataxin levels depending on the tissue, sampling technique, and assay considered Lower FXN levels seen with typical onset2 (5 to 15 years of age) Higher FXN levels seen with late onset2 (after 25 years of age) Heterozygous carriers who show no signs of disease have buccal cell FXN levels of ~50% of unaffected healthy persons1 [13.5, 18.6] IQR [6.2, 9.4] IQR

FDA START Pilot Program

START Pilot Program Continues to Expedite the Clinical and Regulatory Development of Nomlabofusp START Pilot Program Support for Clinical Trials Advancing Rare Disease Therapeutics 1 of 7 novel drugs development programs selected by FDA A new milestone-driven program launched by the FDA in September 2023 Designed to accelerate the development of novel therapies for rare diseases Sponsors selected can benefit from: more frequent and rapid ad-hoc FDA interactions help facilitating the development of programs to pre-BLA meeting stage guidance on generating high-quality and reliable data intended to support a BLA CDER Selection Based On Demonstrated development program readiness Potential to address serious and unmet medical need in a rare neurodegenerative condition Alignment of CMC development timelines with clinical development plans Proposed plan where enhanced communication can improve efficiency of product development FDA: Food and Drug Administration; CDER: Center for Drug Evaluation and Research; CMC: Chemistry, Manufacturing, and Controls

FARA

Strong Relationship with FARA – Joined FARA’s TRACK-FA Neuroimaging Consortium as an Industry Partner National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items Assistance with patient recruitment and education Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” TRACK-FA collects natural history data to establish disease specific neuroimaging biomarkers for potential use in clinical trials. Larimar will have access to all study data for use in regulatory filings, as appropriate